SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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                        Date of Report: September 8, 2006


                        Medical Staffing Solutions, Inc.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Nevada                      000-23967                  91-2135006
           ------                      ---------                  ----------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


     8150 Leesburg Pike, Suite 1200, Vienna, Virginia               22182
     ------------------------------------------------               -----
         (Address of principal executive offices)                (Zip code)


       Registrant's telephone number, including area code: (703) 641-8890


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Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an
           Off-Balance Sheet Arrangement of a Registrant.

      On February 16, 2006, the Circuit Court of Fairfax County, Virginia (the "Trial Court") entered a Final Order in favor of plaintiff Azmat Ali (the "Plaintiff") against defendants TeleScience International, Inc. ("TeleScience"), a wholly-owned subsidiary of Medical Staffing Solutions, Inc. (the "Registrant"), Dr. Brajnandan B. Sahay and Mrs. Rupa Sahay (TeleScience, Dr. Sahay and Mrs. Sahay are collectively referred to herein as the "Defendant-Appellant"), in the matter Azmat Ali v. TeleScience International, Inc., et al. (At Law No. 218574) as is more fully set forth in the Company's Current Report on Form 8-K as filed with the SEC on March 6, 2006. In response to the Trial Court's ruling, Defendant-Appellant made a petition for appeal (the "Petition") with the Supreme Court of Virginia in the City of Richmond (the "Supreme Court"). On September 8, 2006, the Supreme Court, upon review of the record and consideration of the argument submitted in support of and in opposition to the granting of an appeal, refused the Petition. Defendant-Appellant intends to continue to vigorously appeal the Trial Court's decision and to move the Supreme Court to further reconsider the Petition.

Item 9.01. Financial Statements and Exhibits.

      (a)   Not applicable

      (b)   Not applicable

      (c)   Not applicable

      (d)   Exhibit No. Description:

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Exhibit          Description                                                     Location
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
99.1             Final Order, dated February 16, 2006, in the matter of Azmat    Incorporated by reference to the
                 Ali v. TeleScience International, Inc., et al. (At Law No.      Company's Current Report on Form 8-K as
                 218574) in the Circuit Court of Fairfax County, Virginia        filed with the SEC on March 6, 2006

99.2             Opinion Letter, dated February 16, 2006, in the matter of       Incorporated by reference to the
                 Azmat Ali v. TeleScience International, Inc., et al. (At Law    Company's Current Report on Form 8-K as
                 No. 218574) in the Circuit Court of Fairfax County, Virginia    filed with the SEC on March 6, 2006

99.3             Order, dated September 8, 2006, from the Supreme Court of       Provided herewith
                 Virginia in the City of Richmond


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MEDICAL STAFFING SOLUTIONS, INC.


Date: September 18, 2006              By: /s/ Dr. Brajnandan B. Sahay
                                          ------------------------------
                                          Name:  Dr. Brajnandan B. Sahay
                                          Title: President


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